UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

EVOKE PHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 230
Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 345-1494

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVOK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2024, Evoke Pharma, Inc. (the “Company”) entered into an amendment (the “Exercise Price Warrant Amendment”) with certain affiliates of Nantahala Capital Management, LLC (“Nantahala”), who are holders (each, a “Nantahala Holder”) of its outstanding Series A Warrants to purchase shares of common stock (the “Series A Warrants”), Series B Warrants to purchase shares of common stock (the “Series B Warrants”), and Series C Warrants to purchase shares of common stock (the “Series C Warrants,” and together with the Series A Warrants and Series B Warrants, the “Warrants”) (each as previously amended).

Pursuant to the Exercise Price Warrant Amendment, the Nantahala Holders agreed to pay $3.99 per share to reduce the exercise price with respect to 250,627 Series A Warrants and 250,627 Series C Warrants from $8.16 to $0.01. The remaining Series A Warrants and Series C Warrants held by the Nantahala Holders are not subject to the Exercise Price Warrant Amendment and the exercise price for such warrants remained unchanged at $8.16 per share. The Warrant Amendment does not change the number of shares of common stock underlying the Warrants (the “Warrant Shares”).

In addition, the Company entered into an amendment (the “Series C Vesting Warrant Amendment”) with certain holders (each, a “Series C Holder”) of its Series C Warrants. Pursuant to the Series C Vesting Warrant Amendment, to the extent a Series C Holder exercises (a Series C Holder so exercising, an “Exercising Holder”) its Series B Warrants before 5:00 p.m. Pacific Time on September 30, 2024 (the “Amendment Exercise Deadline”), the Series C Holder’s corresponding Series C Warrants shall be exercisable for a number of Warrant Shares equal to the lesser of (i) three times the number of Warrant Shares exercised by the Exercising Holder pursuant to its Series B Warrants and (ii) the total number of remaining Warrant Shares exercisable under the Series C Warrants (such Warrant Shares that become exercisable, “Vested Warrant Shares,” and any remaining unvested and unexercisable Warrant Shares, “Unvested Warrant Shares”). For any Exercising Holder, following the Amendment Exercise Deadline, if such Exercising Holder exercises any remaining Series B Warrants, the remaining Series C Warrants, if any, shall become vested and exercisable on a one-for-one basis as to the same number of Series B Warrants exercised following the Amendment Exercise Deadline. The exercise price for the Series B Warrants remains unchanged at $8.16 per share.

The Company expects to raise an aggregate of approximately $2.4 million in gross proceeds pursuant to the cash payment from the Exercise Price Warrant Amendment and the exercise of Series B Warrants pursuant to the Series C Vesting Warrant Amendment described above.

The Company will allow all other holders of Series A Warrants or Series C Warrants to enter into amendments on the same terms as the Exercise Price Warrant Amendment or the Series C Warrant Amendment provided such amendment is executed and the holder pays the consideration no later than the Amendment Exercise Deadline on September 30, 2024.

In connection with the Exercise Price Warrant Amendment, the Company entered into a letter agreement, dated September 27, 2024 (the “Letter Agreement”), with Nantahala, pursuant to which, subject to certain limitations, the Company will provide Nantahala the right to appoint (or cause to be nominated) (i) one member of the Company’s Board of Directors (the “Board”) and one member of each Board committee so long as Nantahala, together with its affiliates, beneficially owns at least 5.0% of the Company’s outstanding shares of common stock and (ii) two members of the Board so long as Nantahala, together with its affiliates, beneficially owns at least 15.0% of the Company’s outstanding shares of common stock, subject to certain exceptions, with such director(s) to be mutually agreeable to Nantahala and the Company.

The foregoing descriptions of the Exercise Price Warrant Amendment, Series C Vesting Warrant Amendment and Letter Agreement are not complete and are qualified in their entirety by reference to the full text of the form of such agreements, copies of which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 10.1, respectively, to this report and are incorporated by reference herein.

Safe Harbor Statement

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, among other things, references to the completion of the offering and the expected net proceeds therefrom. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the risk and uncertainties associated with market conditions, as well as risks and uncertainties in the Company’s business, including those risks described in the Company’s periodic reports it files with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
4.1	Form of Exercise Price Warrant Amendment
4.2	Form of Series C Vesting Warrant Amendment
10.1	Letter Agreement, dated September 27, 2024, by and between the Company and certain affiliates of Nantahala Capital Management, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date:	September 27, 2024	By:	/s/ Matthew J. D'Onofrio
Name: Matthew J. D'Onofrio Title: Chief Executive Officer